UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

-
Delaware	001-38445	36-4787690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

To the extent applicable, the information set forth under Item 5.03 below is incorporated by reference as if fully set forth herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 12, 2024, the Board of Directors (the “Board”) of Helius Medical Technologies, Inc., a Delaware corporation (the “Company”) approved and adopted the Company’s Second Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments contained in the Second Amended and Restated Bylaws:

●	Reduce the quorum requirement for all meetings of stockholders of the Company from a majority of the voting power of the outstanding shares of stock entitled to vote to one-third of the voting power of the outstanding shares of stock entitled to vote.

●	Address the universal proxy rules adopted by the U.S. Securities and Exchange Commission, by providing that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has, or is part of a group that has, complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including applicable notice and solicitation requirements.

●	Update disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings (other than proposals to be included in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act), including, without limitation, disclosure of derivative security interests and material interests, agreements and relationships between a proposing stockholder (and other participants in a solicitation) and the Company as well as between proposed director nominees and a proposing stockholder and providing that the Board may request a proposing stockholder or proposed director nominee to provide additional information as reasonably required by the Board.

●	Require a stockholder or group of stockholders calling a special meeting in order to nominate a person to the Board to hold 10% of the votes at the meeting, to be a stockholder at the time of the notice, and at the record date of the meeting.

●	Clarify personal jurisdiction and service of process matters for foreign actions.

The Second Amended and Restated Bylaws also incorporate certain technical, modernizing, clarifying and conforming changes, including to reflect updates in the Delaware General Corporation Law.

The foregoing summary of, and the description of the revisions to, the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Helius Medical Technologies, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: March 15, 2024	By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen
Chief Financial Officer, Treasurer and Secretary

3